Exhibit 99.3
Consent of Independent Certified Public Accountants
We consent to the incorporation by reference in Registration Statement No. 333-145410 on Form S-8 of Care Investment Trust Inc., of our report, dated December 2, 2011, relating to the combined statement of revenues and certain operating expenses of the three properties collectively referred to as Greenfield Care REIT Acquired Properties for the year ended December 31, 2010, which report is included in this Form 8-K/A.

/s/ Handwerger, Cardegna, Funkhouser & Lurman, P.A.
Towson, Maryland
December 2, 2011